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EXHIBIT 99.1



                                  PRESS RELEASE


                      FIRST SOUTHERN BANCSHARES INTENDS TO
                     RESTATE PRIOR PERIOD FINANCIAL RESULTS


         Florence, Alabama (December 3, 2003) - First Southern Bancshares, Inc. (FSTH.OB) (the "Company"), the holding company for First Southern Bank (the "Bank"), announced today that, based upon information furnished by its independent auditors, the Company expects to issue revised financial statements for the fiscal years ended December 31, 2001 and 2002 and for the quarters ended March 31, 2003 and June 30, 2003. The Company's previously issued financial statements for these periods and the related public filings with the Securities and Exchange Commission (the "SEC") should no longer be relied upon.

         The principal reason for the restatement relates to the accounting for an embedded derivative with respect to the Company's Series A redeemable preferred stock that was issued during the quarter ended September 30, 2001. The restatement also relates to the accounting for the cumulative dividends and the accretion of the redemption premiums with respect to the Company's Series A and Series B redeemable preferred stock for the periods subsequent to their issuance.

         On November 17, 2003, the Company filed a notice with the SEC announcing the filing delay of its Quarterly Report on Form 10-QSB for the period September 30, 2003, pending completion of the assessment of the application of certain accounting principles to its financial statements with respect to the Company's subordinated capital notes offering completed on September 30, 2003 and the related exchange of a portion of the Company's Series A and Series B redeemable preferred stock. After such assessment, the Company's independent auditors advised the Company that the accounting for the Company's Series A and Series B redeemable preferred stock in the Company's financial statements for fiscal years 2001 and 2002 and for the quarters ended March 31, 2003 and June 30, 2003 requires restatement. The total impact of the restatement of these prior periods will not be known until the Company and its independent auditors are able to complete their analysis, which is underway. The restatement will not effect


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the financial statements of the Bank filed with its regulators. As soon as practicable following the completion of this analysis, the Company intends to file with the SEC amended reports for the periods covered by the restatements to its financial statements as well as its Quarterly Report on Form 10-QSB for the period ended September 30, 2003.

THIS PRESS RELEASE MAY CONTAIN "FORWARD-LOOKING STATEMENTS" AS DEFINED UNDER THE FEDERAL SECURITIES LAWS. THESE FORWARD-LOOKING STATEMENTS ARE SUBJECT TO NUMEROUS ASSUMPTIONS, RISKS AND UNCERTAINTIES BECAUSE OF THE POSSIBILITY OF CHANGES IN UNDERLYING FACTORS AND ASSUMPTIONS. ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS FOR A VARIETY OF FACTORS INCLUDING: THE ABILITY OF THE BANK TO COMPLY WITH THE REGULATORY REQUIREMENTS AND AGREEMENTS APPLICABLE TO IT; SHARP AND RAPID CHANGES IN INTEREST RATES; SIGNIFICANT CHANGES IN THE ECONOMIC SCENARIO FROM THE CURRENT ANTICIPATED SCENARIO WHICH COULD MATERIALLY CHANGE ANTICIPATED CREDIT QUALITY TRENDS AND THE ABILITY TO GENERATE LOANS; SIGNIFICANT DELAY IN OR INABILITY TO EXECUTE STRATEGIC INITIATIVES DESIGNED TO INCREASE CAPITAL, REDUCE NON-PERFORMING LOANS AND CLASSIFIED ASSETS, GROW REVENUES AND CONTROL EXPENSES; AND SIGNIFICANT CHANGES IN ACCOUNTING, TAX OR REGULATORY PRACTICES OR REQUIREMENTS. BECAUSE OF THE RISKS AND UNCERTAINTIES INHERENT IN FORWARD-LOOKING STATEMENTS, READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THEM, WHETHER INCLUDED IN THIS PRESS RELEASE OR MADE ELSEWHERE FROM TIME TO TIME BY THE COMPANY OR ON ITS BEHALF. EXCEPT AS MAY BE REQUIRED BY APPLICABLE LAW OR REGULATION, THE COMPANY ASSUMES NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS.

CONTACT:

First Southern Bancshares, Inc.
Roderick V. Schlosser, Executive Vice President and CFO
(256) 718-4206